THE
WALL
STREET
FUND  INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                         A diversified mutual fund that
                          invests in common stocks of
                           growth-oriented companies.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2001

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              ------
            COMMON STOCKS - 96.37%

            AEROSPACE - 7.82%
    8,000   Cubic Corporation                                      $   410,880
   20,000   Frequency Electronics, Inc.                                280,000
   10,000   Lockheed Martin Corporation                                466,700
    4,000   L-3 Communications
              Holdings, Inc.*<F1>                                      360,000
                                                                   -----------
                                                                     1,517,580
                                                                   -----------

            BIOTECHNOLOGY - 18.17%
    6,000   Biogen, Inc.*<F1>                                          344,100
    2,500   Cephalon, Inc.*<F1>                                        188,962
    6,500   Chiron Corporation*<F1>                                    284,960
   10,000   Genzyme Corporation*<F1>                                   598,600
   10,000   Immunex Corporation*<F1>                                   277,100
   11,000   Incyte Genomics, Inc.*<F1>                                 213,840
   12,000   Isis Pharmaceuticals, Inc.*<F1>                            266,280
   10,000   Ligand Pharmaceuticals
              Incorporated - Class B*<F1>                              179,000
   18,000   Martek Biosciences Corporation*<F1>                        391,500
   10,000   MedImmune, Inc.*<F1>                                       463,500
   13,000   Millennium
              Pharmaceuticals, Inc.*<F1>                               318,630
                                                                   -----------
                                                                     3,526,472
                                                                   -----------

            CHEMICALS - 0.37%
    5,000   RPM, Inc.                                                   72,300
                                                                   -----------

            ELECTRICAL EQUIPMENT - 1.22%
    7,000   Honeywell International Inc.                               236,740
                                                                   -----------

            ENERGY - 2.65%
    2,000   Anadarko Petroleum Corporation                             113,700
   10,000   Hanover Compressor Company*<F1>                            252,600
    5,000   Universal Compression
              Holdings, Inc.*<F1>                                      147,450
                                                                   -----------
                                                                       513,750
                                                                   -----------

            FINANCIAL SERVICES - 1.62%
   15,000   U.S. Bancorp                                               313,950
                                                                   -----------

            FOOD SERVICES - 0.68%
    5,000   SYSCO Corporation                                          131,100
                                                                   -----------

            HEALTH CARE - 6.44%
    8,000   Caremark Rx, Inc.*<F1>                                     130,480
    5,000   Elan Corporation plc - *<F1>ADR(1)<F2>                     225,300
   19,000   Elan Corporation plc -
              Contingent Value Rights*<F1>(1)<F2>                        2,527
   15,000   First Health Group Corp.*<F1>                              371,100
    3,000   Johnson & Johnson                                          177,300
    5,000   Lincare Holdings Inc.*<F1>                                 143,250
    5,000   Pfizer Inc.                                                199,250
                                                                   -----------
                                                                     1,249,207
                                                                   -----------

            INSTRUMENTATION - 3.56%
    8,000   Applied Materials, Inc.*<F1>                               320,800
   14,000   Kopin Corporation*<F1>                                     196,000
    9,000   Nanometrics Incorporated*<F1>                              174,600
                                                                   -----------
                                                                       691,400
                                                                   -----------

            INSURANCE - 0.82%
    2,000   American International
              Group, Inc.                                              158,800
                                                                   -----------

            MACHINERY - 3.63%
   57,000   Flow International Corporation*<F1>                        705,090
                                                                   -----------

            MEDICAL - 0.58%
    9,000   Bioject Medical
              Technologies Inc.*<F1>                                   113,310
                                                                   -----------

            METALS & MINING - 1.38%
   14,000   Newmont Mining Corporation                                 267,540
                                                                   -----------

            OFFICE EQUIPMENT - 3.79%
   11,000   Dell Computer Corporation*<F1>                             298,980
   20,000   Network Appliance, Inc.*<F1>                               437,400
                                                                   -----------
                                                                       736,380
                                                                   -----------

            PUBLISHING, VIDEO,
              BROADCAST - 4.24%
    7,000   AOL Time Warner Inc.*<F1>                                  224,700
   10,000   EchoStar Communications
              Corporation - Class A*<F1>                               274,700
   10,000   Liberty Media
              Corporation - Class A*<F1>                               140,000
   10,000   XM Satellite Radio
              Holdings Inc. - Class A*<F1>                             183,600
                                                                   -----------
                                                                       823,000
                                                                   -----------

            RETAIL - 5.75%
    5,000   The Gap, Inc.                                               69,700
    7,000   The Home Depot, Inc.                                       357,070
    5,000   Target Corporation                                         205,250
   10,000   Tiffany & Co.                                              314,700
    5,000   Walgreen Co.                                               168,300
                                                                   -----------
                                                                     1,115,020
                                                                   -----------

            SEMICONDUCTORS - 9.77%
    5,000   Analog Devices, Inc.*<F1>                                  221,950
    5,000   Broadcom Corporation -
              Class A*<F1>                                             204,350
    5,000   Cree, Inc.*<F1>                                            147,300
    2,000   DuPont Photomasks, Inc.*<F1>                                86,900
   10,000   Intel Corporation                                          314,500
    6,000   Micron Technology, Inc.*<F1>                               186,000
   10,000   Rambus Inc.*<F1>                                            79,900
   10,000   RF Micro Devices, Inc.*<F1>                                192,300
   10,000   Taiwan Semiconductor
              Manufacturing
              Company Ltd.*<F1>(1)<F2>                                 171,700
    4,000   Texas Instruments Incorporated                             112,000
   15,000   TranSwitch Corporation*<F1>                                 67,500
    9,000   Vitesse Semiconductor
              Corporation*<F1>                                         111,870
                                                                   -----------
                                                                     1,896,270
                                                                   -----------

            SERVICES - 6.36%
    7,000   Amazon.com, Inc.*<F1>                                       75,740
    8,000   Cintas Corporation                                         384,000
    4,000   eBay Inc.*<F1>                                             267,600
   60,000   iVillage Inc.*<F1>                                         114,000
   40,000   SPACEHAB, Incorporated*<F1>                                 30,800
   10,000   Veritas DGC Inc.*<F1>                                      185,000
   10,000   Yahoo! Inc.*<F1>                                           177,400
                                                                   -----------
                                                                     1,234,540
                                                                   -----------

            SOFTWARE - 11.75%
   30,000   AremisSoft Corporation*<F1>                                 29,400
   25,000   Avant! Corporation*<F1>                                    512,250
   26,000   Bottomline Technologies, Inc.*<F1>                         281,580
   20,000   MapInfo Corporation*<F1>                                   313,800
    4,000   Microsoft Corporation*<F1>                                 265,000
   20,000   Openwave Systems Inc.*<F1>                                 195,800
   12,000   Rational Software
              Corporation*<F1>                                         234,000
    7,000   RSA Security Inc.*<F1>                                     122,220
   25,000   The TriZetto Group, Inc.*<F1>                              328,000
                                                                   -----------
                                                                     2,282,050
                                                                   -----------

            TELECOMMUNICATIONS - 5.77%
   10,000   AO VimpelCom - *<F1>ADR(1)<F2>                             260,500
   10,000   Applied Signal
              Technology, Inc.*<F1>                                     84,500
   11,000   CIENA Corporation*<F1>                                     157,410
   25,000   ONI Systems Corp.*<F1>                                     156,750
   20,000   Proxim, Inc.*<F1>                                          198,400
    2,000   QUALCOMM Inc*<F1>                                          101,000
   30,000   Sycamore Networks, Inc.*<F1>                               160,800
                                                                   -----------
                                                                     1,119,360
                                                                   -----------
            TOTAL COMMON STOCKS
              (Cost $15,737,990)                                    18,703,859
                                                                   -----------

PRINCIPAL
  AMOUNT
OR SHARES
---------
            CONVERTIBLE BONDS - 1.15%
 $800,000   ELOT, Inc.,
              7.50%, 03/15/2011(2)<F3>                                 224,000
                                                                   -----------
            TOTAL CONVERTIBLE
              BONDS
              (Cost $386,744)                                          224,000
                                                                   -----------
            SHORT-TERM
              INVESTMENTS - 2.56%
  497,031   First American
              Government
              Obligations Fund                                         497,031

            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $497,031)                                          497,031
                                                                   -----------
            TOTAL INVESTMENTS
              (Cost $16,621,765) - 100.08%                          19,424,890
                                                                   -----------
            LIABILITIES, LESS
              OTHER ASSETS - (0.08)%                                   (16,447)
                                                                   -----------
            TOTAL NET
              ASSETS - 100.00%                                     $19,408,443
                                                                   -----------
                                                                   -----------

   *<F1> Non-income producing security.
   ADR - American Depository Receipt.
 (1)<F2> Foreign Security.
 (2)<F3> Security in default and is fair valued.

                     See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:
Investments, at value (cost $16,621,765)                           $19,424,890
Cash                                                                     2,047
Receivable for investments sold                                         37,064
Dividends and interest receivable                                        4,600
Other assets                                                             8,077
                                                                   -----------
     Total Assets                                                   19,476,678
                                                                   -----------

LIABILITIES:
Investment advisory fee payable                                          8,130
Shareholder servicing fee payable                                        4,065
Payable for investment securities purchased                             32,870
Accrued expenses and other payables                                     23,170
                                                                   -----------
     Total Liabilities                                                  68,235
                                                                   -----------
     NET ASSETS                                                    $19,408,443
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
     Capital Stock                                                 $17,698,776
     Accumulated net realized loss
       on investments                                               (1,093,458)
     Net unrealized appreciation
       on investments                                                2,803,125
                                                                   -----------
     TOTAL NET ASSETS                                              $19,408,443
                                                                   -----------
                                                                   -----------

Net asset value, redemption price and offering
  price per share ($19,408,443/2,537,600
  shares outstanding)                                              $      7.65
                                                                   -----------
                                                                   -----------

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:
   Dividend income                                                 $    54,664
   Interest income                                                      95,339
                                                                   -----------
Total investment income                                                150,003
                                                                   -----------

EXPENSES:
   Investment advisor fees (Note 4)                                     99,309
   Shareholder servicing fees (Note 4)                                  49,655
   Transfer agent and accounting services                               63,591
   Administration fees                                                  28,281
   Professional fees                                                    17,737
   Trustees' fees and expenses                                          29,964
   Custody fees                                                         15,711
   Federal and state registration fees                                  18,780
   Reports to shareholders                                              11,294
   Other                                                                 4,126
                                                                   -----------
Total operating expenses
  before expense reimbursements                                        338,448
Expense reimbursement
  from Advisor (Note 4)                                                 (4,481)
                                                                   -----------
Net expenses                                                           333,967
                                                                   -----------
NET INVESTMENT LOSS                                                   (183,964)
                                                                   -----------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
   Net realized loss on
     investment transactions                                          (425,016)
   Change in unrealized appreciation
     (depreciation) on investments                                  (4,999,494)
                                                                   -----------
   Net realized and unrealized loss
     on investments                                                 (5,424,510)
                                                                   -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(5,608,474)
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                      2001             2000
                                                      ----             ----
OPERATIONS:
   Net investment loss                             $  (183,964)    $  (181,606)
   Net realized gain (loss) on
     investment transactions                          (425,016)      5,060,462
   Change in unrealized
     appreciation (depreciation)
     on investments                                 (4,999,494)     (4,075,140)
                                                   -----------     -----------
   Net increase (decrease) in
     net assets resulting
     from operations                                (5,608,474)        803,716
                                                   -----------     -----------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
   Net realized gains                                 (207,715)     (5,282,527)
                                                   -----------     -----------

CAPITAL SHARE
  TRANSACTIONS:
   Proceeds from shares sold                         3,957,696       1,997,943
   Issued as reinvestment
     of dividends                                      197,650       5,042,094
   Cost of shares redeemed                          (1,506,958)     (2,103,035)
                                                   -----------     -----------
   Net increase in net assets
     resulting from capital
     share transactions                              2,648,388       4,937,002
                                                   -----------     -----------

TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS                                        (3,167,801)        458,191

NET ASSETS:
   Beginning of period                              22,576,244      22,118,053
                                                   -----------     -----------
   End of period                                   $19,408,443     $22,576,244
                                                   -----------     -----------
                                                   -----------     -----------

                     See notes to the financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2001

1. ORGANIZATION

   The Wall Street Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks which, in the opinion of the investment advisor, offers prospects of sustained growth.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Wall Street Management Corporation (the "Advisor") pursuant to guidelines established by the Board of Directors.

(b) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

(c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3. INVESTMENT TRANSACTIONS

   Purchases and sales of securities for the period ended December 31, 2001, excluding short-term investments, aggregated $23,116,548 and $20,834,542, respectively. There were no purchases or sales of long-term U.S. government securities. On a tax basis, the Fund paid an ordinary income distribution of $207,715 during the period ended December 31, 2001.

   At December 31, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $16,678,134 were as follows:

Unrealized appreciation                                     $4,478,996
Unrealized depreciation                                     (1,732,240)
                                                            ----------
Net unrealized appreciation on investments                  $2,746,756
                                                            ----------
                                                            ----------

   At December 31, 2001, the Fund had an accumulated net realized capital loss carryover of $1,037,089 expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS

   The Fund has an investment advisory agreement with Wall Street Management Corporation. ("WSMC" or the "Advisor"). The Advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund's average daily net assets. The present advisory agreement also provides for the Advisor to reimburse the Fund for any expenses (including the advisor fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.

   The Fund has a shareholder servicing agreement (a "Servicing Agreement") with the Advisor pursuant to which the Advisor may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Advisor receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2001, the Advisor received $49,655 in shareholder servicing fees.

   The Advisor also serves as the Fund's principal underwriter. For the year ended December 31, 2001, WSMC did not receive a sales charge on sales of shares of the Fund. Effective September 1, 2001, the Board of Directors of the Wall Street Fund decided to discontinue the front end sales charge assessed on the purchase of the shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

5. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of common stock were as follows:

                                          Year Ended December 31,
                                      2001                       2000
                            -----------------------     -----------------------
                                 $         Shares           $          Shares
                            ----------   ----------     ----------   ----------
Shares sold                 $3,957,696      454,296     $1,997,943     142,083
Shares issued
  to holders in
  reinvestment
  of dividends                 197,650       32,295      5,042,094     460,465
Shares
  redeemed                  (1,506,958)    (186,722)    (2,103,035)   (143,956)
                            ----------    ---------     ----------   ---------
Net increase                $2,648,388      299,869     $4,937,002     458,592
                            ----------                  ----------
                            ----------                  ----------
Shares
  Outstanding:
Beginning
  of Period                               2,237,731                  1,779,139
                                          ---------                  ---------
End of Period                             2,537,600                  2,237,731
                                          ---------                  ---------
                                          ---------                  ---------

                           THE WALL STREET FUND, INC.
                              FINANCIAL HIGHLIGHTS
    Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                    YEAR ENDED DECEMBER 31,
                                 2001      2000      1999      1998      1997      1996      1995      1994      1993      1992
                                 ----      ----      ----      ----      ----      ----      ----      ----      ----      ----

PER SHARE DATA:
Net asset value,
  beginning of period          $ 10.09   $ 12.43   $  9.39   $  7.34   $  7.96   $  8.19   $  7.42   $  8.03   $  7.60   $  7.27
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income
  (loss)(1)<F4>                  (0.07)    (0.10)    (0.10)    (0.11)    (0.08)    (0.06)    (0.03)    (0.02)    (0.02)     0.01
Net realized and unrealized
  gains (losses)
  on investments                 (2.29)     0.76      5.73      2.39     (0.13)     0.98      2.60     (0.38)     1.00      0.54
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
  operations                     (2.36)     0.66      5.63      2.28     (0.21)     0.92      2.57     (0.40)     0.98      0.55
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

LESS DISTRIBUTIONS:
Dividends from net
  investment income                 --        --        --        --        --        --        --        --        --     (0.01)
Distribution from net
  realized gains from
  security transactions          (0.08)    (3.00)    (2.59)    (0.23)    (0.41)    (1.15)    (1.80)    (0.21)    (0.55)    (0.21)
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions              (0.08)    (3.00)    (2.59)    (0.23)    (0.41)    (1.15)    (1.80)    (0.21)    (0.55)    (0.22)
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net asset value,
  end of period                $  7.65   $ 10.09   $ 12.43   $  9.39   $  7.34   $  7.96   $  8.19   $  7.42   $  8.03   $  7.60
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Total return(2)<F5>             (23.15)%    3.41%    62.88%    31.40%    (2.37)%   11.45%    36.50%    (4.86)%   13.17%     7.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets,
  end of period (in 000's)     $19,408   $22,576   $22,118   $18,319   $15,577   $15,939   $14,383   $11,080   $11,561   $11,202
Ratio of net operating
  expenses to average
  net assets                      1.70%     1.45%     1.92%     1.89%     1.82%     1.84%     2.02%     2.12%     2.04%     2.15%
Ratio of operating expenses
  to average net assets,
  net of reimbursement            1.68%     1.45%     1.80%(3)  1.89%(3)  1.82%     1.82%     1.90%     1.96%     1.96%     1.97%
                                                           <F6>      <F6>
Ratio of net investment
  income (loss) to average
  net assets                     (0.95)%   (0.71)%   (1.23)%   (1.33)%   (0.96)%   (0.70)%   (0.50)%   (0.47)%   (0.31)%   (0.08)%
Ratio of net investment
  income (loss) to average
  net assets, net
  of reimbursement               (0.93)%   (0.71)%   (1.11)%(3)(1.33)%(3)(0.96)%   (0.68)%   (0.38)%   (0.31)%   (0.23)%    0.09%
                                                            <F6>      <F6>
Portfolio turnover rate         110.24%    92.59%   104.18%   165.84%   121.12%   142.11%   143.27%    89.01%   107.22%   112.47%

(1)<F4> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F5> These returns do not include the effect of the Fund's sales charge, which was discontinued on September 1, 2001.
(3)<F6> These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

                     See notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

To The Board of Directors and Shareholders of
The Wall Street Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 5, 2002

                         COMPARISON OF CHANGE IN VALUE OF
                                $10,000 INVESTMENT

                                                                Russell 2500
     Date         Wall Street Fund       Russell 2000 Index     Growth Index
     ----         ----------------       ------------------     ------------
   12/31/91           $10,000                 $10,000             $10,000
   12/31/92           $10,761                 $11,841             $10,579
   12/31/93           $12,177                 $14,077             $11,863
   12/31/94           $11,586                 $13,820             $11,711
   12/31/95           $15,816                 $17,752             $15,640
   12/31/96           $17,627                 $20,680             $17,997
   12/31/97           $17,210                 $25,304             $20,652
   12/31/98           $22,614                 $24,658             $21,293
   12/31/99           $36,833                 $29,901             $33,106
   12/31/00           $38,091                 $28,998             $27,779
   12/31/01           $29,273                 $29,720             $24,770

                          AVERAGE ANNUAL TOTAL RETURN

                                            1 Yr       5 Yr       10 Yr
                                            ----       ----       -----
          Wall Street Fund                (23.15)%    10.68%     11.34%
          Russell 2000 Index                 2.49%     7.52%     11.51%
          Russell 2500 Growth Index       (10.83)%     6.60%      9.49%

The chart assumes an initial investment of $10,000. These returns do not include the effect of the Fund's sales charge, which was discontinued on September 1, 2001. Returns shown include the reinvestment of all dividends and other distributions. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholders,

                    The sun will come out tomorrow. Bet your
                bottom dollar that tomorrow, there'll be sun...
                     Martin Charnin, lyricist, Annie, 1977
                                               -----

                 There is a tide in the affairs of men, which,
                   taken at the flood, leads on to fortune...
                      Wm. Shakespeare, Julius Caesar, 1599
                                       -------------

The Federal Reserve response to the September 11 tragedy was clear and unambiguous. As in the case of previous crises, liquidity was provided to the system in abundance. Although the Fed had gradually been increasing liquidity all year, the rate of increase jumped remarkably to an 8.5% annual pace. This predicted response enabled us to make our assessment that we were witnessing the beginning of the end of the recession and of the bear market, not some new downturn caused by the tragedy. Although the current news, particularly items reflecting bankruptcies, corporate downsizing and weak sales remained dismal through the quarter, our research confirmed our belief that the outlook began to improve dramatically. We must never lose sight of the fact that it is on the outlook, and not on current headlines, that future values depend.

For the fourth quarter, the S&P 500 added 10.3%, the Dow was up 13.3%, and the Russell 2000 gained 20.7%. Your fund's net asset value increased 23.4%. From the September 21st low, the rebound is even more dramatic, with the Wall Street Fund ("WALLX") up 31.0%, the S&P advancing 19.0% and the Dow gaining 22.0%. While this turnaround was insufficient to erase full year losses, the reversal in market sentiment was palpable. Although we necessarily anticipate pauses and volatility in this market upturn, we believe that the accommodative Federal Reserve policy, coupled with pent-up corporate demand and an apparently unfailing consumer will lead to more solid footing for the economy in the months ahead. Like the plucky Annie, we do see a better tomorrow. This positive outlook must be eventually reflected in higher stock prices. The near term risk is that while the consensus appears to have discounted an impending economic recovery, a meaningful expansion and attendant new bull market may be delayed into the second half of the year as a result of the effects of economic, political and military uncertainty on general levels of confidence. When confidence is affected by uncertainty, liquidity preferences for cash tend to be higher than normal. It remains our view that periods of uncertainty truly represent buying opportunities.

There are several noteworthy differences between the start of this year and the last, all of which give rise to our positive outlook. As mentioned, monetary policy is decidedly on the side of growth and is providing real liquidity to the system. In contrast, at the start of last year, the Fed was only beginning to adopt this stance and was providing only modest liquidity, which under the circumstances was insufficient for fostering long-term growth in the economy. At the start of last year, we were laboring under a cloud of some political uncertainty, as the lingering effects of the disputed election hampered the administration's early moves. Now, the pretenses of lockboxes and surpluses have largely been abandoned, and we have a credible leader, with a cadre of talented policy advisors, who appears to understand the proper role of government in stimulating the economy. We continue to hold to the traditional textbook role of government in running deficits in lean times and surpluses in flush times. At the start of last year, we had a significant spike in energy costs, which threatened inflation. At this point, energy costs are well under control, and inflation appears benign. At the start of last year, most companies that we visited were only just beginning to grapple with the pernicious nature of the inventory liquidation in progress. Some twelve months later, aggressive inventory clearances in all sectors of the economy have now set the stage for renewed growth.

What are the salient risks to the outlook? Perhaps the biggest visible negative change from the start of last year is the unemployment rate, which does have the potential to both dampen consumer confidence and grab headlines. However, the unemployment rate is a lagging indicator, and therefore, we must discount its predictive value in our outlook. At greater risk, we believe, is the consensus expectation that the recovery will be broad based and that it will begin in the second quarter of this year. Certain sectors or industries may experience a "V" shaped or reversal recovery. Certain others may experience a "U" shaped, or gradual recovery. And still others will experience a "W" or double-bottomed recovery, where further disappointment must be absorbed before traction is gained. We therefore believe that selectivity will be key in the coming months.

For the eighteen months, cumulatively, from March 2000 to September 2001, there was no growth in the economy, largely as a result of a government-engineered slowdown that we have previously discussed. In that environment, growth stock performance was necessarily imperiled. From September 2001 to the present, this slowdown has persisted, but largely as a response to the horrific assault on our nation and upon our sensibilities. During this recent period, the stage clearly has been set for renewed growth, through the concerted actions of government policy makers and through the individual decisions of the corporate managements that we invest in. Consequently, we believe that growth companies, with their longer horizons, future earnings streams, inherent innovation, successful adaptability and proven management teams provide the best vehicles for achieving growth of the fund's net asset value. We think that the ability to identify forward earnings growth at attractive present values will be both the greatest challenge and the greatest contribution we make to the management of your assets.

A growth stock portfolio, with a broad diversity of sectors and capitalizations, weighted to small and medium size businesses with great futures, remains the most appropriate strategic posture. To reflect upon our Shakespearean reference at the beginning of this letter, we do expect that a flood tide will be at hand, albeit one with undercurrents and many eddies. We mean to catch that favorable tide.

January 24, 2002

                  Sincerely,

                  /s/Robert P. Morse

                  Robert P. Morse
                  President

                             ADDITIONAL INFORMATION

Information about Directors and Officers
----------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The SAI includes additional information about the Fund's officers and directors and is available, without charge, upon request by calling 1-800-443-4693.

                                                                                         # OF PORTFOLIOS
                                           TERM OF                                       IN FUND COMPLEX
                            POSITION(S)    OFFICE AND   PRINCIPAL                        OVERSEEN         OTHER DIRECTORSHIPS
NAME, ADDRESS               HELD WITH      LENGTH OF    OCCUPATION (S) DURING            BY DIRECTOR      HELD BY DIRECTOR
AND AGE                     THE FUND       TIME SERVED  PAST FIVE YEARS                  OR OFFICER       OR OFFICER
-------------               -----------    -----------  ---------------------            ---------------  -------------------
NON-INTERESTED
DIRECTORS:
----------
Clifton H.W. Maloney        Independent    Since 1985   President, C.H.W.                     1           Interpool, Inc. (NYSE);
Suite 2010                  Director                    Maloney & Co., Inc., an                           Chromium Industries,
708 Third Avenue                                        investment banking firm,                          Inc.; Liberty Pittsburgh
New York, NY  10017                                     since 1981.                                       Systems, Inc.; New York
Age: 64                                                                                                   Foundation for Senior
                                                                                                          Citizens, Inc.; CIVITAS;
                                                                                                          BNYIA Funds Trust;
                                                                                                          BNYIA Mutual Funds
                                                                                                          Trust

Sharon A. Queeney           Independent    Since 1985   President, Queeney Enterprises        1           None
1306 South Lakeside Drive   Director                    since 1988, a marketing/media
Lake Worth, Fl  33460                                   production company.
Age: 59

Harlan K. Ullman, Ph.D.     Independent    Since 1984   Chairman, Killowen Group, a           1           Chairman, WTI
1245 29th Street, N.W.      Director                    consulting firm; Senior Fellow,                   Advisory Board;
Washington, DC  20007                                   The Center for Naval Analyses;                    Chairman, IIIDi2
Age: 61                                                 Senior Associate, of Center for                   Advisory Board
                                                        Strategic and International
                                                        Studies, since 1987.

INTERESTED
DIRECTORS:
----------
Edward F. McCann*<F7>       Director       Since 1999   President, Enterprise                 1           Filtronic SSD; Sage
293 Boston Post Road                                    Resolution, Inc. since 1998;                      Laboratories; RSI
Weston, MA  02493                                       Managing Director, Advest                         Vertex; Carleton
Age: 50                                                 Investment Banking 1997-1998;                     Technologies; Optix
                                                        Principal, Investment Banking,                    Networks Inc.; SKEI
                                                        Hambrecht and Quist 1989-1997;                    Support Services;
                                                        Managing Director of Wall Street                  KEI Pearson
                                                        Management Corporation since 1999.

Robert P. Morse*<F7>        Chairman,      Since 1984   President and a Director, Morse       1           Optix Networks Inc.;
230 Park Avenue             President and               Williams & Co., Inc.,                             English Speaking Union
New York, NY  10169         Director                    investment counselors, an                         of the U.S.; Society of
Age: 56                                                 investment adviser affiliate of                   Mayflower Descendants;
                                                        the Fund, since 1981; President                   Whitehead Institute of
                                                        and sole Director of Wall Street                  Biomedical Research;
                                                        Management Corporation since                      Youngs Memorial
                                                        1984 and Morse Williams                           Cemetery/Theodore
                                                        Holding Co., Inc. since 1986.                     Roosevelt Memorial;
                                                                                                          Arlington Institute for
                                                                                                          National Security

OFFICERS:
---------
Laurence R. Golding         Vice           Since 1999   Managing Director and                 1           The Abbott House
230 Park Avenue             President                   Principal, Morse, Williams &
New York, NY  10169                                     Co., Inc. an investment adviser
Age: 45                                                 affiliate of the Fund, since 1996.

Michael R. Linburn          Vice           Since 1993   Director of Marketing, Morse,         1           Church of the
230 Park Avenue             President and               Williams & Co., Inc., an                          Incarnation, New York
New York, NY  10169         Secretary                   investment adviser affiliate of                   City; The Stanley R. and
Age: 68                                                 the Fund since 1992.                              Elisabeth G. Foundation

Jian H. Wang                Vice           Since 1998   Senior Trader, Morse,                 1           None
230 Park Avenue             President and               Williams & Co., Inc., an
New York, NY  10169         Treasurer                   investment adviser affiliate
Age: 39                                                 of the Fund, since 1998.

*<F7> Denotes a director who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

DIRECTORS
Clifton H.W. Maloney
Edward F. McCann
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President & Secretary
Jian H. Wang, Vice President & Treasurer

INVESTMENT ADVISOR
Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169

CUSTODIAN
U.S. Bank, N.A.
P.O. Box 701
Milwaukee, Wisconsin  53201

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

                           THE WALL STREET FUND, INC.
                          230 Park Avenue, Suite 1635
                           New York, New York  10169
                                 (212) 856-8250
                                 1-800-443-4693
                        http://www.thewallstreetfund.com
                       e-mail: mrl@thewallstreetfund.com